TeraWulf Announces Mandatory Conversion Date for Series A Convertible Preferred Stock EASTON, Md. – November 25, 2025 7:00AM ET – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), announced today that it has exercised its right to cause the mandatory conversion of all outstanding shares of its Series A Convertible Preferred Stock (CUSIP Number 88080T 203; ISIN Number US88080T2033; the “Convertible Preferred Stock”) pursuant to and in accordance with the Certificate of Designations, filed by the Company with the Secretary of State of the State of Delaware on March 16, 2022 (the “Certificate of Designations”). Under Section 10(c) of the Certificate of Designations, the Company has the option to convert all outstanding shares of Convertible Preferred Stock into shares of TeraWulf common stock, par value $0.001 per share (the “Common Stock”), given that on at least five (5) trading days (whether or not consecutive) from November 4, 2025 through November 24, 2025, the Last Reported Sale Price (as defined in the Certificate of Designations) per share of TeraWulf's Common Stock has exceeded one hundred thirty percent (130%) of the conversion price, or $10.00 per share. Each share of Convertible Preferred Stock will automatically convert into 141.9483 shares of Common Stock on December 9, 2025 (the “Mandatory Conversion Date”), without the need for any action on the part of the applicable holder thereof. Any fractional interest in a share of Common Stock resulting from the mandatory conversion of the Convertible Preferred Stock will be paid in cash to the applicable holder based on the Last Reported Sale Price (as defined in the Certificate of Designations) per share of Common Stock on the Mandatory Conversion Date. All shares of Convertible Preferred Stock will cease to accrue regular dividends from and after the Mandatory Conversion Date. The date scheduled for the settlement of the mandatory conversion is December 11, 2025. Holders who wish to receive Common Stock for their Convertible Preferred Stock prior to the Mandatory Conversion Date may also exercise their optional conversion right pursuant to Section 10(b) of the Certificate of Designations and convert their Convertible Preferred Stock at any time before the close of business on the business day immediately before the Mandatory Conversion Date; however, any such optional conversion will not include amounts for accrued and unpaid regular dividends on and after the applicable conversion date. “Today’s announcement represents a key milestone on our journey to simplify TeraWulf’s capital structure going forward, supporting future growth while providing transparency to investors” said Patrick Fleury, TeraWulf’s Chief Financial Officer. “The mandatory conversion of the Preferred Stock reinforces our financial discipline and enables a focus on growth going forward.” ABOUT TERAWULF TeraWulf develops, owns, and operates next-generation data center infrastructure in the United States, specifically designed for HPC/AI workloads. Led by a team of seasoned energy entrepreneurs, the Company owns and operates the Lake Mariner facility situated on the expansive site of a now retired coal plant in Western New York. Historically, TeraWulf generated revenue primarily through Bitcoin mining, leveraging predominantly zero-carbon energy sources, including hydroelectric and nuclear power. TeraWulf aims to deliver industry-leading economics in and data center colocation operations at an industrial scale. Contacts Investors: investors@terawulf.com Media: media@terawulf.com Forward-Looking Statements This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) the ability to mine bitcoin profitably; (2) our ability to attract additional customers to lease our HPC data centers; (3) our ability to perform under our existing data center lease agreements (4) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) the ability to implement certain business objectives, including its bitcoin mining and HPC data center development, and to timely and cost-effectively execute related projects; (6) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (7) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; and (10) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.